                                                                    EXHIBIT 99.2



                            LAMAR ADVERTISING COMPANY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




     The following sets forth unaudited pro forma condensed consolidated financial information for the Company. The unaudited pro forma condensed consolidated statements of loss for the year ended December 31, 1998 and for the nine month period ended September 30, 1998 give effect to the acquisition of Outdoor Communications, Inc. as if the transaction had occurred on January 1, 1998.

     For purposes of the pro forma financial information (i) the statement of operations of the Company for its fiscal year ended December 31, 1998 has been combined with the statement of loss of Outdoor Communications, Inc. for the nine months ended September 30, 1998, ( the acquisition was consummated on October 1, 1998) (ii) the statement of operations of the Company for the nine month period ended September 30, 1998 has been combined with the statement of loss of Outdoor Communications Inc. for the same period and (iii) the balance sheet of the Company as of September 30, 1998 has been combined with the balance sheet of Outdoor Communications Inc. as of September 30, 1998.


     The unaudited pro forma condensed consolidated financial statements give effect to the acquisition under the purchase method of accounting. The pro forma adjustments are described in the accompanying notes and are based on preliminary estimates and certain assumptions that management of the Company believes reasonable under the circumstances.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management. The unaudited pro forma data are not designed to represent and do not represent what the Company's results of operations or financial position would have been had the aforementioned acquisition been completed on or as of the dates assumed, and are not intended to project the Company's results of operations for any future period or as of any future date. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited and unaudited consolidated financial statements and notes of the Company and Outdoor Communications, Inc. included elsewhere or incorporated herein by reference.

                            LAMAR ADVERTISING COMPANY
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS
                          YEAR ENDED DECEMBER 31, 1998
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                       PRO FORMA
                                                                                     ACQUISITION       COMBINED
                                                       LAMAR             OCI         ADJUSTMENTS      AS ADJUSTED
                                                   -----------      -----------      -----------      -----------
Revenues, net                                      $   288,588           44,166                0          332,754
                                                   -----------      -----------      -----------      -----------
                                                       288,588           44,166                0          332,754
                                                   -----------      -----------      -----------      -----------

Direct advertising expenses                             92,849           15,932                0          108,781
General and administrative expenses                     60,935           12,387           (3,660)(2)       69,662
Depreciation and Amortization                           88,572           10,607           13,626 (3)      112,805
                                                   -----------      -----------      -----------      -----------
                                                       242,356           38,926            9,966          291,248
                                                   -----------      -----------      -----------      -----------
Operating income                                        46,232            5,240           (9,966)          41,506
                                                   -----------      -----------      -----------      -----------
Other expense (income):
Interest income                                           (762)               0                0             (762)
Interest expense                                        60,008           10,590            9,983 (1)       80,581
Loss (gain) on disposition of assets                    (1,152)             423                0             (729)
Other expenses                                             219               95                0              314
                                                   -----------      -----------      -----------      -----------
                                                        58,313           11,108            9,983           79,404
                                                   -----------      -----------      -----------      -----------

Loss before income taxes                               (12,081)          (5,868)         (19,949)         (37,898)

Income tax expense (benefit)                              (191)          (2,207)          (3,970)(4)       (6,368)
                                                   -----------      -----------      -----------      -----------
Net loss                                               (11,890)          (3,661)         (15,979)         (31,530)
                                                                    ===========      ===========
Preferred stock dividends                                  365                                                365
                                                   -----------                                        -----------
Net loss applicable to common stock                $   (12,255)                                           (31,895)
                                                   ===========                                        ===========

Net loss per common share                               ($0.24)                                            ($0.62)
                                                   ===========                                        ===========

Weighted average number of shares outstanding       51,361,522                                         51,361,522
                                                   ===========                                        ===========

                            LAMAR ADVERTISING COMPANY
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                       PRO FORMA
                                                                                     ACQUISITION       COMBINED
                                                      LAMAR             OCI          ADJUSTMENTS      AS ADJUSTED
                                                   -----------      -----------      -----------      -----------
Revenues, net                                      $   201,600           44,166                0          245,766
                                                                                                                0
                                                   -----------      -----------      -----------      -----------
                                                       201,600           44,166                0          245,766
                                                   -----------      -----------      -----------      -----------

Direct advertising expenses                             64,696           15,932                0           80,628
General and administrative expenses                     43,178           12,387           (3,660)(2)       51,905
Depreciation and Amortization                           57,053           10,607           13,626 (3)       81,286
                                                   -----------      -----------      -----------      -----------
                                                       164,927           38,926            9,966          213,819
                                                   -----------      -----------      -----------      -----------
Operating income                                        36,673            5,240           (9,966)          31,947
                                                   -----------      -----------      -----------      -----------
Other expense (income):
Interest income                                           (359)               0                0             (359)
Interest expense                                        39,357           10,590            9,983(1)        59,930
Loss on disposition of assets                              619              423                0            1,042
Other expenses                                             272               95                0              367
                                                   -----------      -----------      -----------      -----------
                                                        39,889           11,108            9,983           60,980
                                                   -----------      -----------      -----------      -----------

Loss before income taxes                                (3,216)          (5,868)         (19,949)         (29,033)

Income tax expense (benefit)                               816           (2,207)          (3,970)(4)       (5,361)
                                                   -----------      -----------      -----------      -----------
Net Loss                                                (4,032)          (3,661)         (15,979)         (23,672)
                                                                    ===========      ===========
Preferred stock dividends                                  365                                                365
                                                   -----------                                        -----------
Net loss applicable to common stock                $    (4,397)                                           (24,037)
                                                   ===========                                        ===========

Net loss per common share                               ($0.09)                                            ($0.48)
                                                   ===========                                        ===========

Weighted average number of shares outstanding       50,076,742                                         50,076,742
                                                   ===========                                        ===========

                            LAMAR ADVERTISING COMPANY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                             (DOLLARS IN THOUSANDS)


                                                                                 PROFORMA        PRO FORMA
                                                     LAMAR          OCI         ADJUSTMENTS      COMBINED
                                                  ----------     ----------    -----------      ----------
Cash                                                   6,224            512         (1,089) (5)      5,647
Net receivables                                       34,281          7,083            149  (6)     41,513
Other current assets                                  13,034          2,900           (668) (7)     15,266
                                                  ----------     ----------     ----------      ----------
  Total current assets                                53,539         10,495         (1,608)         62,426
                                                  ----------     ----------     ----------      ----------



Property, plant and equipment, net                   401,218         62,932         34,126  (8)    498,276
                                                  ----------     ----------     ----------      ----------



Intangibles                                          392,691         85,837        218,354  (9)    696,882
Other assets                                          19,090            302            (11)(10)     19,381
                                                  ----------     ----------     ----------      ----------
   Total assets                                      866,538        159,566        250,861       1,276,965
                                                  ==========     ==========     ==========      ==========





Current maturities of long-term debt                   3,950              0         45,045 (11)      48,995
Other current liabilities                             33,438          4,078          4,989 (12)      42,505
                                                  ----------     ----------      ----------      ----------
                                                      37,388          4,078          50,034          91,500
                                                  ----------     ----------      ----------      ----------

Long-term debt                                       562,343        147,000        193,000 (13)    902,343
Deferred income - Long term                            1,012              0              0           1,012
Preferred interest in subsidiary                           0          5,484         (5,484)(14)          0
Other liabilities                                      2,959                                         2,959
Deferred tax liability                                10,713          2,029         14,286 (15)     27,028
                                                  ----------     ----------      ----------      ----------
   Total Liabilities                                 614,415        158,591        251,836       1,024,842
                                                  ----------     ----------      ----------      ----------


Stockholders' equity                                 252,123            975           (975)(16)    252,123
                                                  ----------     ----------      ----------      ----------
   Total liabilities and stockholders' equity        866,538        159,566        250,861       1,276,965
                                                  ==========     ==========      ==========      ==========

For purposes of determining the pro forma effect of the Outdoor Communications, Inc. acquisition on the Company's Condensed Consolidated Statements of Operations for the year ended December 31, 1998 and the unaudited Condensed Consolidated Statements of Operations for the nine months' ended September 30, 1998, the following adjustments have been made:




      (1) To eliminate historical interest expense in OCI's financial statements and record interest expense related to the debt acquired in the acquisition:

            Historical interest expense                                                           (10,590)
            Interest expense on debt acquired                                                      20,573
                                                                                                ---------
                                                                                                    9,983
                                                                                                =========

      (2) To eliminate expenses in OCI's historical income statement related to corporate offices not retained and record the actual expenses that would have been incurred had the transaction taken place at the beginning of the period:

            Historical corporate expenses                                                          (3,760)
            Actual additional corporate expenses                                                      100
                                                                                                ---------
                                                                                                   (3,660)
                                                                                                =========


      (3)   To record incremental amortization and depreciation due to the application of purchase accounting. Depreciation and amortization are calculated using accelerated and straight line methods over the
            estimated useful lives of the assets.                                                  13,626
                                                                                                =========


      (4) To record the tax effect on pro forma statements
            for the acquisition                                                                    (3,970)
                                                                                                =========

For purposes of determining the pro forma effect of the Outdoor Communications, Inc. acquisition on the Company's Unaudited Condensed Consolidated Balance Sheet as of September 30, 1998, the following adjustments have been made:


                                                                                                           Pro Forma
                                                                                                          Adjustments
                                                                                                          -----------
       (5) Cash:

            To record cash used to finance the acquisition                                                    (1,089)
                                                                                                           =========

       (6)  Net receivables

            To reclassify balance sheet items in order to conform
            to the Company's presentation.                                                                       149
                                                                                                           =========

       (7)  Other current assets

            To reclassify balance sheet items in order to conform
            to the Company's presentation.                                                                      (591)

            To eliminate historical assets not acquired in the
            transaction.                                                                                         (77)
                                                                                                           ---------
                                                                                                                (668)
                                                                                                           =========

       (8) Property, Plant and Equipment, net:

            To record the increase in property, plant and equipment
            from the allocation of the purchase price for the OCI acquisition                                 33,684

            To reclassify balance sheet items in order to conform
            to the Company's presentation.                                                                       442
                                                                                                           ---------
                                                                                                              34,126
                                                                                                           =========

       (9) Intangibles:

            To record the increase in intangibles resulting from the
            allocation of the purchase price of the OCI acquisition                                          218,354
                                                                                                           =========

      (10)  Other Assets:

            To reclassify balance sheet items in order to conform
            to the Company's presentation.                                                                       (11)
                                                                                                           =========

      (11) Current maturities of long-term debt:

            To record the increase in short-term debt related to the
            financing of the OCI acquisition                                                                  45,045
                                                                                                           =========

      (12) Other current liabilities:

            To reclassify balance sheet items in order to conform
            to the Company's presentation.                                                                       (11)

            To record the  increase in accrued expenses related
            to the OCI acquisition.                                                                            5,000
                                                                                                           ---------
                                                                                                               4,989
                                                                                                           =========

      (13) Long-term debt:

            To record the net increase in debt related to financing the OCI acquisition and the elimination of debt not assumed in the acquisition.

            Borrowings under the Credit Facility                                                             235,000
            Debt not assumed in the acquisition                                                              (42,000)
                                                                                                           ---------
                                                                                                             193,000
                                                                                                           =========
      (14)  Preferred interest in subsidiary

            To eliminate OCI's historical accounts not acquired
            as a result of the acquisition                                                                    (5,484)
                                                                                                           =========

      (15)  Deferred Tax Liability:

            To record the increase in  the deferred tax liability
            created as a result of the application of purchase
            accounting.                                                                                       14,286
                                                                                                           =========

      (16)  Stockholders' Equity

            To eliminate OCI's historical stockholders' equity
            as a result of the acquisition                                                                      (975)
                                                                                                           =========